Execution Copy

AMENDMENT NO. 1
to
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 to LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of January 8, 2009, between ISI SECURITY GROUP, INC. (the “Borrower”) and THE PRIVATEBANK AND TRUST COMPANY (the “Bank”).

WITNESSETH:

WHEREAS, the Borrower and the Bank are parties to the Loan and Security Agreement dated as of October 3, 2008 (the “Loan Agreement”) (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement); and

WHEREAS, the Borrower has requested and the Bank has agreed to the amendments to the Loan Agreement more fully set forth herein; and

WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:

1.            Amendments.  Upon and after the Amendment Effective Date (as defined below)

(a)           The pricing grid set forth in the defined term “Applicable Margin” of Section 1.1 of the Loan Agreement notwithstanding, the Applicable Margin for the period commencing January 1, 2009 through September 30, 2009 shall be as follows:

(i)           for Facility A Loans and Facility B Loans
LIBOR + 3.50% or Prime + 1.50%, as applicable
(ii)          for Facility C Loans
LIBOR + 4.00% or Prime + 2.00%, as applicable
(iii)         The Letters of Credit issued pursuant Section 2.7 of the Loan Agreement and the Master Letter of Credit Agreement shall be charged a Letter of Credit Fee equal to 3.50% of the face amount of the Letter of Credit.

(b)           The defined term “Facility B Letter of Credit Obligations” set forth in Section 1.1 of the Loan Agreement is restated and amended to read in its entirety as follows.

“Facility B Letter of Credit Obligations” means the Letter of Credit Obligations in the maximum amount of $1,100,000.00 incurred by the Borrower under the Facility B Loan Commitment.”

(c)           The defined term “Facility B Loan Commitment” in Section 1.1 of the Loan Agreement is restated and amended to read in its entirety as follows:

“Facility B Loan Commitment” means the commitment of the Bank to Advance Facility B Loans to the Borrower in the aggregate amount of $1,100,000.00 as provided in Section 2.2.

(d)           Section 10.1 of the Loan Agreement is restated and amended in its entirety as follows:

Senior Debt to EBITDA. As of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of consolidated Senior Debt to consolidated trailing twelve (12) month EBITDA of not greater than

(a)           2.00 to 1.00 for the fiscal quarter ending December 31, 2008,
(b)           2.25 to 1.00 for the fiscal quarters ending March 31, 2009 and June 30, 2009, and
(c)           2.00 to 1.00 for the fiscal quarter ending September 30, 2009 and the fiscal quarters ending thereafter.

(e)           Section 10.2 of the Loan Agreement is restated and amended in its entirety as follows:

Total Debt to EBITDA. As of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of consolidated Total Debt plus an amount equal to undrawn Letters of Credit under the Facility A Loan Commitment and any undrawn Letters of Credit under the Facility B Loan Commitment to consolidated trailing twelve (12) month EBITDA of not greater than

(a)           4.00 to 1.00 for the fiscal quarters ending September 30, 2008 through the fiscal quarter ending December 31, 2008,
(b)           5.40 to 1.00 for fiscal quarters ending March 31, 2009,
(c)           5.25 to 1.00 for fiscal quarters ending June 30, 2009,
(d)           4.00 to 1.00 for the fiscal quarter ending September 30, 2009, and
(e)           3.50 to 1.00 the fiscal quarters ending thereafter.

(f)           Section 10.3 of the Loan Agreement is restated and amended in its entirety to read as follows:

Fixed Charge Coverage.

(a)           While a Payment Blockage Period is not in effect under any of the Subordination Agreements provided under Section 3.1(i) of the Loan Agreement, as of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of (i) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Borrower and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (ii) the sum for such reporting period of (1) cash Interest Charges paid plus (2) required payments of principal of Total Debt (including the Facility C Loans, but excluding the Facility A Loans and Facility B Loans), of not less than 1.10 to 1.00. For the calendar year of 2008, the Fixed Charge Coverage Ratio shall be based upon cumulative 2008 reporting until December 31, 2008, and thereafter it shall be measured on a trailing twelve (12) month basis.

(b)           While a Payment Blockage Period is in effect under any of the Subordination Agreements provided under Section 3.1(i) of the Loan Agreement, as of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of (i) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Borrower and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (ii) the sum for such reporting period of (1) cash Interest Charges paid plus (2) required payments of principal of Total Debt (including the Facility C Loans, but excluding the Facility A Loans and Facility B Loans), provided, however, that cash Interest Charges and principal paid by Argyle on behalf of the Borrower on Senior Debt (limited to a $500,000.00 deduction for the period ending  December 31, 2008 and an additional $500,000.00 deduction for the period ending March 31, 2009) and Subordinated Debt shall be deducted from the sum of cash Interest Charges and principal payments on Total Debt, and of not less than 1.10 to 1.00. For the calendar year of 2008, the Fixed Charge Coverage Ratio shall be based upon cumulative 2008 reporting until December 31, 2008, and thereafter it shall be measured on a trailing twelve (12) month basis.

(g)           A new Section 10.5 is added to the Loan Agreement that shall read in its entirety as follows:

Maximum Capital Expenditures.  For the fiscal quarters ending March 31, 2009, June 30, 2009 and September 30, 2009 the Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of $300,000 per fiscal quarter.

(h)           Pursuant to Section 8.12 of the Loan Agreement, the Borrower shall permit the Bank or agents engaged by the Bank to conduct during regular business hours a process audit of the Borrower and its Subsidiaries.  The process audit shall occur prior to March 31, 2009.  The Bank shall define the scope and level of detail of the process audit.  The Borrower shall provide to the Bank and its agents access to all of the Borrower’s and Subsidiaries’ facilities.  At the request of the Bank, the Borrower shall make available to the Bank and its agents all books and records the Bank may request in connection with the audit. The Borrower shall make officers and employees of the Borrower and its Subsidiaries available to the Bank to discuss the audit.  The Borrower shall promptly pay or reimburse the Bank for the actual cost of the process audit including all out-of-pocket expenses incurred by the Bank and its agents for travel, food and lodging.

(i)             On or before January 8, 2009, Argyle Security, Inc. shall contribute to the Borrower no less than $3,000,000.00 of capital.  The capital contribution shall be in a form acceptable to the Bank.   The Borrower shall pay down from the proceeds of the capital contribution (a) the outstanding balance of the Facility C Loan by $2,500,000.00, and (b) the outstanding balance of the Facility A Loan by $500,000.00.  The Borrower shall not be required to make the $500,000.00 Facility C Loan installment payment that is due on March 31, 2009 as required by Section 2.3(c) of the Loan Agreement.  Facility C Loan installment payments required pursuant to Section 2.3(c) of the Loan Agreement shall resume with the installment payment due June 30, 2009.

(j)           Borrower acknowledges that Payment Blockage Period Notices under certain Subordination Agreements have been sent to certain holders of Subordinated Debt listed on Schedule 7.25 of the Loan Agreement.  Borrower represents and warrants that it will not make principal and interest payments on such Subordinated Debt until Borrower complies with the financial covenants set forth in Sections 10.1, 10.2 and 10.3 of the Loan Agreement, before giving effect to this Amendment, that are calculated in accordance with Section 10.3(a) of this Amendment.

2.             Waiver.  Pursuant to Section 13.3 of the Loan Agreement, the Bank hereby

(a)         waives compliance with the financial covenants set forth in Sections 10.1, 10.2 and 10.3 of the Loan Agreement for the period ending December 31, 2008. This waiver is effective only for the specific instances provided for under this Amendment; and

(b)         waives the prohibition on the cancellation of accounts receivable for doubtful collections to non-Affiliates in an aggregate amount not to exceed $100,000.00 per account set forth in Section 9.9 of the Loan Agreement solely to permit the cancellation of accounts receivable identified as (i) “Gash Electric” in the amount of $310,246 and (ii) “WCI Texas” in the amount of $104,537. This waiver is effective only for the specific accounts receivables provided for under this Amendment.

3.           Representations and Warranties.  In order to induce the Bank to agree to the amendments and waivers to the Loan Agreement described in Sections 1 and 2 of this Amendment, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a)         No Event of Default will exist immediately after giving effect to the amendment contained herein;

(b)         Each of the representations and warranties set forth in Section 7 of the Loan Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.  Each of the representations and warranties made under the Loan Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment;

(c)         The Borrower is a duly organized, validly existing Delaware corporation and has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(d)         No consent of any other Person or filing or action by any governmental authorities, is required to authorize the execution, delivery and performance of this Amendment;

(e)         This Amendment has been duly executed by a duly authorized signatory on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principals of equity; and

(f)           The execution and delivery and performance of the agreements in this Amendment will not violate any law, statute or regulation applicable to the Borrower or any order or decree of any governmental authorities, or conflict with or result in the breach or any contractual obligation of the Borrower.

4.             Consent to Amendment of Subordinated Debt.  The Bank consents to the Borrower entering into Sixth Amendment to the Note and Warrant Purchase Agreement with William Blair Mezzanine Capital Fund III, L.P. in the form of the attached Exhibit A.

5.             Conditions Precedent to Effectiveness of the Amendment.  This Amendment is subject to the satisfaction of (or waiver by the Bank in its sole discretion) the following conditions precedent:

(a)         The Borrower shall have paid to the Bank an amendment fee of $90,500.00;

(b)         The Borrower shall have executed and delivered to the Bank an Amended and Restated Facility B Loan Note in the form of the attached Exhibit B;

(c)         Argyle Security, Inc. shall have entered into a Guaranty Agreement in the form of the attached Exhibit C;

(d)         The Guarantors shall have executed and delivered to the Bank a Reaffirmation of Guaranty Agreement in the form attached to this Amendment;

(e)         The Borrower shall have executed and delivered such other documents and instruments that the Bank may reasonably request to effect the purposes of this Amendment.

5.             Effectiveness.  The amendments and waivers to the Loan Agreement contained in Sections 1 and 2 of this Amendment shall become effective as of the date first referenced above after the Bank shall have received this Amendment, executed and delivered by the Borrower and the Bank and all of the conditions precedent have been satisfied (the  “Amendment Effective Date”).

6.             Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses, including filing and recording fees, incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, and any other documents or instruments which may be delivered in connection herewith, including without limitation, the reasonable fees and expenses of Davis Graham & Stubbs LLP, counsel for the Bank.

7.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  Faxed or emailed signatures of this Agreement shall be binding on the parties.  Each party shall promptly send to the other party signed originals of faxed or emailed signatures to this Agreement.

8.             Ratification.  The Loan Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.  Except as amended or waived hereby, all terms and conditions of the Loan Agreement remain the same.

9.             Release.  In consideration of the amendments provided herein, the Borrower releases and discharges the Bank, and its directors, officers, employees, agents, successors and assigns from all claims and causes of action of any nature whatsoever, which the Borrower, its successors and assigns ever had or have as of the date hereof against the Bank that arise, directly or indirectly, out of or are related to the Loan Agreement. The Borrower acknowledges that the Obligations arising under the Loan Agreement are not subject to any such counterclaim, offset, defense or rights of recoupment against the Bank.

10.             Governing Law.  The rights and duties of the Borrower and the Bank under this Amendment shall be governed by the law of the State of Illinois.

11.             Reference to Loan Agreement.  From and after the Amendment Effective Date, each reference in the Loan Agreement to "this Loan Agreement", "hereof", "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Loan Agreement as modified and amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

ISI SECURITY GROUP, INC.

By:    /s/ Sam Youngblood
Sam Youngblood
President

THE PRIVATEBANK AND TRUST COMPANY

By: _/s/ Darren L. Lemkau
Darren L. Lemkau
Managing Director

REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned (a) acknowledges receipt of a copy of (i) Amendment No. 1 to Loan and Security Agreement, dated January 8, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company, (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations under its Unconditional Continuing Guaranty Agreement, dated as of October 3, 2008 in favor of The PrivateBank and Trust Company.

Dated as of January 8, 2009

DETENTION CONTRACTING GROUP, LTD., a Texas limited partnership

By:	ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION SYSTEMS, INC., a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI SYSTEMS, LTD., a Texas limited partnership

By:	ISI DETENTION SYSTEMS, INC., a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI CONTROLS, LTD., a Texas limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

MCFSA, LTD., a Texas limited partnership

By:	METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

COM-TEC SECURITY, LLC, a Wisconsin limited partnership

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

COM-TEC CALIFORNIA LIMITED PARTNERSHIP, a Wisconsin limited partnership

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

Execution Copy

EXHIBIT A

SIXTH AMENDMENT

TO

NOTE AND WARRANT PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of January 8, 2009 (the “Amendment”), by and between ISI Security Group, Inc., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. and d/b/a “Argyle Security USA” (successor-by-merger to ISI Security Group, Inc., an unrelated entity) (the “Company”), and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Purchaser”), and Com-Tec Security, LLC, a Wisconsin limited liability company, and Com-Tec California Limited Partnership, a Wisconsin limited partnership, solely for purposes of becoming a “Guarantor” under the Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, the Purchaser and the Guarantors (as such term is defined in the Purchase Agreement (as defined below)) (such Guarantors are parties to the Purchase Agreement solely for the purposes of Section 8 thereof) previously entered into that certain Note and Warrant Purchase Agreement, dated as of October 22, 2004, as amended by that certain (a) Omnibus First Amendment to Note and Warrant Purchase Agreement and Warrant dated as of November 1, 2005, (b) Omnibus Second Amendment to Note and Warrant Purchase Agreement and Warrant, dated as of July 31, 2007, (c) Third Amendment to Note and Warrant Purchase Agreement, dated as of January 2, 2008, (d) Fourth Amendment to Note and Warrant Purchase Agreement, dated as of June 25, 2008, and (e) Fifth Amendment to Note and Warrant Purchase Agreement, dated as of November 13, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement); and

WHEREAS, the Company has requested and the Purchaser has agreed to the amendments to the Purchase Agreement more fully set forth herein;

WHEREAS, this Amendment shall constitute a Transaction Document, and these Recitals shall be construed as part of this Amendment; and

WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Company.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Purchase Agreement.  Upon and after the Sixth Amendment Effective Date (as defined below):

(a)           Section 1.1 of the Purchase Agreement is hereby amended by adding the following new definitions of the “Sixth Amendment Effective Date” and “Total Debt” in its proper alphabetical order to read as follows:

““Sixth Amendment Closing Date” shall mean January 8, 2009.

“Total Debt” shall mean all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, excluding (a) Contingent Obligations (except to the extent constituting Contingent Obligations in respect of the Indebtedness of a Person other than the Company or any Subsidiary), (b) Hedging Obligations (as defined in the Loan and Security Agreement), (c) Indebtedness of the Company to Subsidiaries and Indebtedness of Subsidiaries to the Company or to other Subsidiaries, and (d) contingent obligations in respect to undrawn Letters of Credit (as defined in the Loan and Security Agreement).”

(b)           Section 1.1 of the Purchase Agreement is hereby amended by amending and restating the following definitions in their entirety:

““Interest Expense” shall mean, for any period, the sum of:  (a) all interest, charges and related expenses payable with respect to that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that are treated as interest in accordance with GAAP, plus (b) the portion of Capitalized Lease Obligations with respect to that fiscal period that should be treated as interest in accordance with GAAP, plus (c) all charges paid or payable (without duplication) during that period with respect to any Hedging Agreements (as defined in the Loan and Security Agreement).

“Note” means that certain Third Amended and Restated Senior Subordinated Promissory Note dated January 8, 2009, in the aggregate original principal amount of Five Million Nine Hundred Fifty-One Thousand Six Hundred Nine and 00/100 Dollars ($5,951,609), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit A attached hereto, with appropriate insertions, as may be amended, restated, substituted, replaced  or otherwise modified from time to time.

“Note A” means that certain Third Amended and Restated Senior Subordinated Promissory Note dated January 8, 2009, in the aggregate original principal amount of Five Million and 00/100 Dollars ($5,000,000), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit A-1 attached hereto, with appropriate insertions, as may be amended, restated, substituted, replaced or otherwise modified from time to time.”

(c)           Section 1.1 of the Purchase Agreement is hereby amended by deleting the definitions of “Fixed Charge Coverage Ratio” and “Fixed Charges” in their entirety.

(d)           Section 4.7(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a)
Maximum Capital Expenditures.  For the fiscal quarters ending March 31, 2009, June 30, 2009 and September 30, 2009, the Company and its Subsidiaries, on a consolidated basis, shall not make Capital Expenditures in excess of $330,000 per fiscal quarter.

(e)           Section 4.7(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b)  Minimum Fixed Charge Coverage.

(i)
While a payment blockage period is not in effect under the Senior Subordination Agreement or any other subordination agreement, as of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain, on a consolidated basis, a ratio (the “Fixed Charge Coverage Ratio”) of (A) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Company and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (B) the sum for such reporting period of (1) cash Interest Expense paid plus (2) required payments of principal of Total Debt (including the Facility C Loans (as defined in the Loan and Security Agreement), but excluding the Facility A Loans and Facility B Loans (each as defined in the Loan and Security Agreement)), of not less than 1.10 to 1.00.  For the calendar year of 2008, the Fixed Charge Coverage Ratio shall be based upon cumulative 2008 reporting until December 31, 2008, and thereafter it shall be measured on a trailing twelve (12) month basis; provided, however, that in the event the Fixed Charge Coverage Ratio for the applicable reporting period is at or between .90 to 1.00 and 1.09 to 1.00, the Company shall have the option (the “Coverage Option”), exercisable one (1) time during the term of this Agreement, to accrue the Current Interest and default interest due and payable under the Note (but not under Note A or any other note) “in kind” for two (2) successive quarterly periods prior to any Event of Default being declared by the Purchaser hereunder.

(ii)
While a payment blockage period is in effect under the Senior Subordination Agreement or any other subordination agreement, as of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of (A) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Company and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (B) the sum for such reporting period of (1) cash Interest Expense paid plus (2) required payments of principal of Total Debt (including the Facility C Loans (as defined in the Loan and Security Agreement), but excluding the Facility A Loans and Facility B Loans (each as defined in the Loan and Security Agreement)), provided, however, that cash Interest Expense and principal paid by Parent on behalf of the Company on Senior Debt (limited to a $500,000.00 deduction for the period ending December 31, 2008 and an additional $500,000.00 deduction for the period ending March 31, 2009) and Subordinated Debt shall be deducted from the sum of cash Interest Expense and principal payments on Total Debt, of not less than 1.10 to 1.00. For the calendar year of 2008, the Fixed Charge Coverage Ratio shall be based upon cumulative 2008 reporting until December 31, 2008, and thereafter it shall be measured on a trailing twelve (12) month basis.”

(f)           Section 4.7(c) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(c)(i)
Senior Debt to EBITDA.  As of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of consolidated Senior Debt to consolidated trailing twelve (12) month EBITDA of not greater than

(a)           2.20 to 1.00 for the fiscal quarter ending December 31, 2008,
(b)           2.50 to 1.00 for the fiscal quarters ending March 31, 2009 and June 30, 2009, and
(c)           2.20 to 1.00 for the fiscal quarter ending September 30, 2009 and the fiscal quarters ending thereafter.

(ii)
Total Debt to EBITDA.  As of the end of each of its fiscal quarters, the Company and its Subsidiaries shall maintain a ratio of consolidated Total Debt plus an amount equal to undrawn Letters of Credit (as defined in the Loan and Security Agreement) under the Facility A Loan Commitment (as defined in the Loan and Security Agreement) and any undrawn Letters of Credit under the Facility B Loan Commitment (as defined in the Loan and Security Agreement) to consolidated trailing twelve (12) month EBITDA of not greater than

(a)           4.40 to 1.00 for the fiscal quarters ending September 30, 2008 through the fiscal quarter ending December 31, 2008,
(b)           5.94 to 1.00 for fiscal quarters ending March 31, 2009,
(c)           5.78 to 1.00 for fiscal quarters ending June 30, 2009,
(d)           4.40 to 1.00 for the fiscal quarter ending September 30, 2009, and
(e)           3.85 to 1.00 the fiscal quarters ending thereafter.”

; provided, however, that in the event the Company has not exercised the Coverage Option, the Company shall have the option, exercisable one (1) time during the term of this Agreement, to accrue the Current Interest and default interest due and payable under the Note (but not under Note A or any other note) “in kind” for two (2) successive quarterly periods prior to any Event of Default being declared by the Purchaser hereunder.

2.             Additional Provisions.

(a)           On or before January 8, 2009, Argyle Security, Inc. shall contribute to the Company no less than $3,000,000.00 of capital.  The capital contribution shall be in a form acceptable to the Purchaser.  The Company shall pay down from the proceeds of the capital contribution (a) the outstanding balance of the Facility C Loan (as defined in the Loan and Security Agreement) under the Loan and Security Agreement by $2,500,000.00, and (b) the outstanding balance of the Facility A Loan (as defined in the Loan and Security Agreement) under the Loan and Security Agreement by $500,000.00.  The Company shall not be required to make the $500,000.00 Facility C Loan (as defined in the Loan and Security Agreement) installment payment that is due on March 31, 2009 as required by Section 2.3(c) of the Loan and Security Agreement.  Facility C Loan (as defined in the Loan and Security Agreement) installment payments required pursuant to Section 2.3(c) of the Loan and Security Agreement shall resume with the installment payment due June 30, 2009.

(b)           The Company acknowledges that payment blockage period notices under certain subordination agreements in connection with certain subordinated notes have been sent by the Senior Lender to certain subordinated debt holders listed on the Indebtedness Schedule of the Purchase Agreement.  The Company represents and warrants that it will not make principal and interest payments on such subordinated Indebtedness until the Company complies with the financial covenants set forth in Sections 4.7 of the Purchase Agreement (before giving effect to this Amendment) that are calculated in accordance with Section 4.7 of the Purchase Agreement.

(c)           Pursuant to the provisions and in satisfaction of the terms set forth in the Waiver dated December 24, 2008 (the “Waiver”), the Company hereby withdraws its Option Election (as defined in the Waiver).  By signing below, the Purchaser acknowledges that the provisions of the Waiver are satisfied and that the Option Election is no longer in effect and shall, in the future, be available to the Company pursuant to the terms and conditions of this Amendment and the Purchaser waives compliance with the financial covenants set forth in Sections 4.7(c) of the Purchase Agreement for the period ending on each of September 30, 2008 and December 31, 2008. This waiver is effective only for the specific instances provided for under this Amendment.

3.            Joinder of Guarantors.  Each of Com-Tec Security, LLC, a Wisconsin limited liability company, and Com-Tec California Limited Partnership, a Wisconsin limited partnership, hereby agrees to become a party to the Purchase Agreement and agrees to be bound by all of the terms, conditions, obligations and covenants contained therein that apply to “Guarantors” thereunder, including, without limitation, the provisions of Section 8 of the Purchase Agreement.

4.            Representations and Warranties.  In order to induce the Purchaser to agree to the amendments to the Purchase Agreement described in Section 1 of this Amendment, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a)           No Event of Default has occurred and is continuing and no Event of Default will exist immediately after giving effect to the amendments contained herein;

(b)           Each of the representations and warranties set forth in Section 5 of the Purchase Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.  Each of the representations and warranties made under the Purchase Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment;

(c)           The Company is a duly organized, validly existing Delaware corporation and has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(d)           No consent of any other Person or filing or action by any governmental authorities, is required to authorize the execution, delivery and performance of this Amendment;

(e)           This Amendment has been duly executed by a duly authorized signatory on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principals of equity; and

(f)           The execution and delivery and performance of the agreements in this Amendment will not violate any law, statute or regulation applicable to the Company or any order or decree of any governmental authorities, or conflict with or result in the breach or any contractual obligation of the Company.

5.            Conditions Precedent to Effectiveness of the Amendment.  The amendments described in Section 1 above are subject to the satisfaction of (or waiver by the Purchaser in its sole discretion) the following conditions precedent:

(a)           The Company shall have entered into an amendment to the Loan and Security Agreement on terms satisfactory to the Purchaser;

(b)           The Company shall have executed and delivered to the Purchaser this Amendment;

(c)           The Company shall have executed and delivered to the Purchaser a Third Amended and Restated Senior Subordinated Promissory Note and an Amended and Restated Senior Subordinated Promissory Note, in the forms of the attached Exhibit A and Exhibit A-1, respectively;

(d)           The Guarantors shall have executed and delivered to the Purchaser a Reaffirmation of Guaranty Agreement in the form attached to this Amendment; and

(e)           The Company shall have executed and delivered such other documents and instruments that the Purchaser may reasonably request to effect the purposes of this Amendment.

6.             Effectiveness.  The amendments to the Purchase Agreement contained in Section 1 of this Amendment shall become effective as of the Sixth Amendment Effective Date (as defined in the Purchase Agreement) after the Purchaser shall have received this Amendment, executed and delivered by the Company and the Purchaser and all of the conditions precedent have been satisfied.

7.             Expenses.  The Company agrees to pay on demand all reasonable costs and expenses, including filing and recording fees, incurred by the Purchaser in connection with the preparation, execution and delivery of this Amendment, and any other documents or instruments which may be delivered in connection herewith, including without limitation, the reasonable fees and expenses of Vedder Price P.C., counsel for the Purchaser.

8.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  Faxed or emailed signatures of this Agreement shall be binding on the parties.  Each party shall promptly send to the other party signed originals of faxed or emailed signatures to this Agreement.

9.             Ratification.  The Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.  Except as amended hereby, all terms and conditions of the Purchase Agreement remain the same.

10.           Release.  In consideration of the amendments provided herein, the Company releases and discharges the Purchaser, and its directors, officers, employees, agents, successors and assigns from all claims and causes of action of any nature whatsoever, which the Company, its successors and assigns ever had or have as of the date hereof against the Purchaser that arise, directly or indirectly, out of or are related to the Purchase Agreement.  The Company acknowledges that the Obligations arising under the Purchase Agreement are not subject to any such counterclaim, offset, defense or rights of recoupment against the Purchaser.

11.           Governing Law.  The rights and duties of the Company and the Purchaser under this Amendment shall be governed by the law of the State of Illinois.

12.           Reference to Purchase Agreement.  From and after the Amendment Effective Date, each reference in the Purchase Agreement to “this Purchase Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Purchase Agreement as modified and amended by this Amendment.

[The remainder of this page is left blank intentionally.]

Signature Page to Sixth Amendment to Note and Warrant Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

COMPANY:		PURCHASER:

ISI SECURITY GROUP, INC., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. and d/b/a “Argyle Security USA”		WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

		By:	William Blair Mezzanine Capital Partners III, L.L.C.,
By:			its General Partner
Name:	Sam Youngblood
Title:	President
By:
		Name:	Terrance M. Shipp
		Title:	Managing Director

GUARANTORS:

COM-TEC SECURITY, LLC, a Wisconsin limited liability company

By: Metroplex Control Systems, Inc., its General Partner

By:
Name:	Sam Youngblood
Title:	CEO

COM-TEC CALIFORNIA LIMITED PARTNERSHIP, a Wisconsin limited partnership

By:
Name:	Sam Youngblood
Title:	CEO

REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned (a) acknowledges receipt of a copy of the Sixth Amendment to Note and Warrant Purchase Agreement, dated January 8, 2009, by and between ISI Security Group, Inc. and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership, (b) consents to such amendments and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations as a Guarantor under the Purchase Agreement in favor of William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership.

Dated as of January 8, 2009

DETENTION CONTRACTING GROUP, LTD., a Texas limited partnership

By:	ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation, its general partner

By:
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By:
Name:	Sam Youngblood
Title:	CEO

Signature Page to Reaffirmation of Guaranty Agreement

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By:
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION SYSTEMS, INC., a Texas corporation

By:
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION SYSTEMS, LTD., a Texas limited partnership

By:	ISI DETENTION SYSTEMS, INC., a Texas corporation, its general partner

By:
Name:	Sam Youngblood
Title:	CEO

METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:
Name:	Sam Youngblood
Title:	CEO

ISI CONTROLS, LTD., a Texas limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, its general partner

By:
Name:	Sam Youngblood
Title:	CEO

Signature Page to Reaffirmation of Guaranty Agreement

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By:
Name:	Sam Youngblood
Title:	CEO

MCFSA, LTD., a Texas limited partnership

By:	METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation, its general partner

By:
Name:	Sam Youngblood
Title:	CEO

ARGYLE SECURITY, INC., a Delaware corporation

By:
Name:	Donald F. Neville
Title:	Chief Financial Officer

EXHIBIT A

Third Amended and Restated Senior Subordinated Promissory Note

A-1

EXHIBIT A-1

Amended and Restated Senior Subordinated Promissory Note

A-2

EXHIBIT B

AMENDED AND RESTATED
FACILITY B LOAN NOTE

No. _____________
$1,100,000.00	Date: as of January 8 2009
Chicago, Illinois	Due Date: October 3, 2011

This Note is given in replacement of but not extinguishing the indebtedness evidenced by that Facility B Loan Note dated October 3, 2008, executed by ISI Security Group, Inc. in the original principal amount of $5,000,000.00.

FOR VALUE RECEIVED, ISI SECURITY GROUP, INC., a Delaware corporation, (f/k/a ISI DETENTION CONTRACTING GROUP, INC.)    (the “Borrower”), whose address is 12903 Delivery Drive, San Antonio, Texas 78247, promises to pay to the order of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (hereinafter, together with any holder hereof, the “Bank”), whose address is 70 W. Madison, 2nd floor, Chicago, Illinois 60602, on or before October 3, 2011 (the “Facility B Loan Scheduled Maturity Date”), the lesser of (i) one million on hundred thousand and 00/100 dollars ($1,100,000.00), or (ii) the aggregate principal amount of the Facility B Loan outstanding under and pursuant to that certain Loan and Security Agreement dated as of October 3, 2008, as amended, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the “Loan Agreement”), and made available by the Bank to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of the Facility B Loan outstanding from time to time as provided in the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

This Facility B Loan Note evidences the Facility B Loan, Letters of Credit and other indebtedness incurred by the Borrower under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Facility B Loan Scheduled Maturity Date or any payment hereon may be accelerated. The holder of this Facility B Loan Note is entitled to all of the benefits and security provided for in the Loan Agreement. The Facility B Loan shall be repaid by the Borrower on the Facility B Loan Scheduled Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Facility B Loan Note shall designate in writing to the Borrower. The Facility B Loan made, and all Letters of Credit issued by the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

B-1

Except for such notices as may be required under the terms of the Loan Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Facility B Loan Note, and assents to any extension or postponement of the time of payment or any other indulgence.

The Facility B Loan and the Letters of Credit evidenced hereby have been made and/or issued and this Facility B Loan Note has been delivered at the Bank’s main office set forth above. This Facility B Loan Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Facility B Loan Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Facility B Loan Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Facility B Loan Note. The term “Borrower” as used herein shall mean all parties signing this Facility B Loan Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

This Note is given in replacement, renewal, and/or extension of, but not extinguishing the indebtedness evidenced by that promissory note dated October 3, 2008, as amended, executed by ISI SECURITY GROUP, INC., in the original principal amount of $5,000,000.00.  This Note is a modification only and not a novation.  All interest evidenced by the note being replaced, renewed, and/or extended by this instrument shall continue to be due and payable until paid.

IN WITNESS WHEREOF, the Borrower has executed this Facility B Loan Note as of the date set forth above.

ISI SECURITY GROUP, INC.,
a Delaware Corporation

By:
Name:	Sam Youngblood
Title:	President

B-2

EXHIBIT C

UNCONDITIONAL CONTINUING GUARANTY

This UNCONDITIONAL CONTINUING GUARANTY (“Guaranty”) is executed as of January 8 2009, by ARGYLE SECURITY, INC., a Delaware corporation, (“Guarantor”), for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Bank”).

R E C I T A L S

A.           ISI Security Group, Inc., a Delaware corporation (“Borrower”) and Bank have entered into that certain Loan and Security Agreement dated October 3, 2008, (the “Loan Agreement”), pursuant to which the Bank has agreed to make two (2) revolving loans and a term loan in the original aggregate amount of twenty-five million and no/100 dollars ($25,000,000.00) (the “Loans”). All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

B.           The Borrower has requested that the Bank agree to certain amendments to the Loan Agreement set forth in Amendment No. 1 to Loan and Security Agreement, dated as of January 8, 2009 (the “Amendment”).

C.           The Bank is willing to agree to the Amendment only if the Guarantor unconditionally guarantees payment and performance to Bank of the Obligations; and

D.           The Guarantor is an affiliate of the Borrower, and the Guarantor will directly benefit from the Amendment.

NOW THEREFORE, as an inducement to the Bank to make the Amendment, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor agrees with Bank, as follows:

A G R E E M E N T:

Section 1.	GUARANTY OF OBLIGATIONS.

Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank the payment and performance of the obligations, as defined in the Loan Agreement (the “Obligations”), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Obligations as a primary obligor, and that Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not of collection only. Bank shall not be required to exhaust any right or remedy or take any action against Borrower or any other person or entity or any collateral. Guarantor agrees that, as between the Guarantor and Bank, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by Guarantors for the purposes of this Guaranty.

Section 2.	GUARANTY ABSOLUTE.

Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Bank with respect to, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Bank with respect to, any Collateral, for all or any of the Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Obligations or any Loan Document; (d) any change in the corporate existence, structure, or ownership of Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or a Guarantor.

Section 3.	GUARANTY IRREVOCABLE.

This Guaranty is a continuing guaranty of the payment of all Obligations now or hereafter existing and shall remain in full force and effect until payment in full of all Obligations and other amounts payable under this Guaranty and until the Loan Documents are no longer in effect.

Section 4.	REINSTATEMENT.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Bank on the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though the payment had not been made, whether or not Bank is in possession of the Guaranty.

Section 5.	SUBROGATION.

Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Obligations have been paid in full and the Loan Documents are no longer in effect. If any amount is paid to Guarantor on account of subrogation rights under this Guaranty at any time when all the Obligations have not been paid in full, the amount shall be held in trust for the benefit of the Bank and shall be promptly paid to Bank to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If Guarantors make payment to Bank of all or any part of the Obligations and all the Obligations are paid in full and the Loan Documents are no longer in effect, Bank shall, at Guarantor's request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of the interest in the Obligations resulting from the payment.

Section 6.	SUBORDINATION.

Without limiting Bank’s rights under any other agreement, any liabilities owed by Borrower to Guarantor in connection with any extension of credit or financial accommodation by Guarantor to or for the account of Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Obligations, and such liabilities of Borrower to Guarantor, if Bank so requests, shall be collected, enforced and received by a Guarantor as trustee for the Bank and shall be paid over to Bank on account of the Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

Section 7.	REPRESENTATIONS AND WARRANTIES.

Guarantor represents and warrants that: (a) this Guaranty (i) has been authorized by all necessary action; (ii) does not violate any agreement, instrument, law, regulation or order applicable to any Guarantor; (iii) does not require the consent or approval of any person or entity, including but not limited to any governmental authority, or any filing or registration of any kind; and (iv) is the legal, valid and binding obligation of Guarantors enforceable against Guarantors, jointly and severally, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally; and (b) in executing and delivering this Guaranty, Guarantor has (i) without reliance on Bank or any information received from Bank and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from Borrower on a continuing basis information concerning Borrower; (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Bank not embodied herein or any acts heretofore or hereafter taken by Bank (including but not limited to any review by Bank of the affairs of Borrower).

Section 8.	FINANCIAL REPORTS AND COVENANTS.

(a)                      Guarantor shall keep adequate books and records of account in accordance with GAAP, consistently applied and furnish to Bank the financial statements described in the Loan Agreement.

(b)                      Bank and its accountants shall have the right to examine the records, books, management and other papers of Guarantor which reflect upon its financial condition, at any office regularly maintained by Guarantor where the books and records are located. Bank and its accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Bank and its accountants shall have the right to examine and audit the books and records of Guarantor pertaining to the income, expenses and operation of Guarantor during reasonable business hours at any office of Guarantor where the books and records are located.

Section 9.	REMEDIES GENERALLY.

The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 10.	SETOFF.

If an Event of Default as defined in Section 11 of the Loan Agreement shall have occurred and be continuing, Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and to the extent permitted under the Loan Agreement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Borrower to or for the credit or the account of Guarantor against any of and all the Obligations held by Bank, irrespective of whether or Bank shall have made any demand under this Guaranty and although such Obligations may be unmatured. The rights of Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which Bank may have.

Section 11.	FORMALITIES.

Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Obligations and any other formality with respect to any of the Obligations or this Guaranty.

Section 12.	AMENDMENTS AND WAIVERS.

No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Bank, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 13.	WAIVER OF SURETYSHIP DEFENSES.

Guarantor, to the fullest extent permitted by law, hereby irrevocably waives any defenses given to Guarantor at law or in equity, other than actual payment and performance of the Obligations, including all defenses based upon suretyship or impairment of collateral pursuant to § 80 I.L.C.S. 5/3-605.

Section 14.	EXPENSES.

Guarantor shall reimburse Bank on demand for all costs, expenses and charges (including without limitation fees and charges of external legal counsel for Bank and costs allocated by its internal legal department) incurred by Bank in connection with the performance or enforcement of this Guaranty. The obligations of Guarantor under this Section shall survive the termination of this Guaranty.

Section 15.	ASSIGNMENT.

This Guaranty shall be binding on, and shall inure to the benefit of Guarantor and Bank and their respective successors and assigns;  provided  that Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing: (a) the obligations of Guarantor under this Guaranty shall continue in full force and effect and shall be binding on any successor partnership and on previous partners and their respective estates if any Guarantor is a partnership, regardless of any change in the partnership as a result of death, retirement or otherwise; and (b) Bank may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other person or entity in accordance with the terms of the Loan Agreement, and the other person or entity shall then become vested with all the rights granted to Bank, as applicable, in this Guaranty or otherwise.

Section 16.	CAPTIONS.

The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 17.	NOTICES.

All notices or other written communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To Guarantor:	Argyle Security, Inc. 12903 Delivery Drive San Antonio, Texas 78247 Attention: Donald F. Neville

With a copy to:	Argyle Security, Inc. 156 West 56th Street, Suite1605 New York, New York 10019 Attention: Matthew A. Kepke, Esq.

To the Lender:	The PrivateBank and Trust Company 70 W. Madison, 2nd Floor Chicago, Illinois 60602

With copy to:	Davis Graham & Stubbs LLP 1550 17th Street, Suite 500 Denver, CO 80202 Attention: Ted R. Sikora II

Guarantor and Bank may change their address or telecopy number for notices and other communications hereunder by notice to the other party. All notices and other communications given to Guarantor or Bank in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.

Section 18.	GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)                      This Guaranty shall be construed in accordance with and governed by the law of the State of Illinois.

(b)                      Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any United States Federal or Illinois State court sitting in Chicago, Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that Bank may otherwise have to bring any action or proceeding relating to this Guaranty against any Guarantor or its properties in the courts of any jurisdiction.

(c)                      Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) above. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                      Guarantor irrevocably consents to service of process in the manner provided for notices in Section 16 hereof. Nothing in this Guaranty will affect the right of Bank to serve process in any other manner permitted by law.

Section 19.	INVALID PROVISIONS.

If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 20.              ENTIRETY.  THIS GUARANTY AND THE OTHER LOAN DOCUMENTS WHICH MAY BE EXECUTED BY GUARANTOR EMBODY THE FINAL, ENTIRE AGREEMENT OF GUARANTORS AND BANK WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS WHICH MAY BE EXECUTED BY GUARANTOR IS INTENDED BY GUARANTOR AND BANK AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG GUARANTORS AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT WHICH MAY BE EXECUTED BY ANY GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND BANK.

Section 21.              WAIVER OF RIGHT TO TRIAL BY JURY.  GUARANTOR AND BANK HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR AND BANK EACH (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGE THAT IT AND SUCH OTHER PARTY HAVE BEEN INDUCED TO EXECUTE OR ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

Section 22.              JOINT AND SEVERAL OBLIGATIONS.

The obligations of the Guarantor hereunder and any other Guarantors, sureties or pledgors as may exist from time to time are joint and several.  Accordingly, the Guarantor is liable for the full amount of the Obligations notwithstanding the existence of other Guarantors, sureties or pledgors.

Section 23.              TERMINATION OF GUARANTY AGREEMENT.

This Guaranty will terminate on the earlier of (a) the payment in full of all Obligations under the Loan Agreement, and (b) at the time the Bank determines in its sole judgment that the Borrower’s financial statements issued pursuant to Section 8.8 of the Loan Agreement for the fiscal year ended December 31, 2009 establish that the Borrower is in compliance with the financial covenants set forth in Sections 10.1, 10.2 and 10.3(a) of the Loan Agreement, as amended.

Section 24.              LIMITATION ON INCREASE IN THE OBLIGATIONS.

The definition of the term "Obligations" notwithstanding, the Guaranty hereunder is limited to $18,100,000 with respect to the principal amount of the Loans evidenced by the Notes.  The Bank and Borrower may enter into amendments to the Loan Agreement or additional loan agreements increasing the principal amount of the Obligations without the consent of the Guarantor, provided, however, that this Guaranty shall not guaranty any increase in the principal amount of $18,100,000 guaranteed by the Guarantor without the express written consent of the Guarantor.

[Signature pages follow]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

GUARANTOR:

By:	ARGYLE SECURITY, INC., a Delaware corporation

By:
Name:	Donald F. Neville
Title:	CFO